UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2019

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2019

QS

GLOBAL DIVIDEND FUND

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide long-term capital appreciation and income.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of QS Global Dividend Fund for the twelve-month reporting period ended September 30, 2019. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 31, 2019

II	QS Global Dividend Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide long-term capital appreciation and income. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity and equity-related securities that provide investment income, dividend payments or other distributions or in other investments with similar economic characteristics. As a global fund, the Fund can seek investment opportunities anywhere in the world, and under normal circumstances, the Fund invests in at least three countries, which may include the United States. The Fund can invest without limitation in foreign securities in any country, including countries with developed or emerging markets. The Fund may invest in issuers of any market capitalization.

We emphasize investments in stocks expected to pay dividends and favor stocks that have shown more stable return characteristics as identified by our proprietary security risk assessment process. We pursue the Fund’s investment objectives by creating an equity portfolio of primarily dividend-paying stocks using quantitative investment models to assist with stock selection, portfolio construction and risk control.

We attempt to keep the Fund’s volatility lower than that of its benchmark, the MSCI All Country World Index (“MSCI ACWI”)i. We seek to manage volatility through analyzing the measurements of each stock’s risk relative to the overall risk of the global equity market, measuring the volatility of the individual stock prices relative to the MSCI ACWI and investing in companies that offer a combination of attractive yields, consistent dividend growth, a record of increasing dividends and the cash flow to support dividend growth and dividend payments. Both of these types of risk measures (statistical and fundamental) are used to assist us in constructing a portfolio of securities for the Fund.

Additionally, elements of our fundamentally-based stock-ranking model are used to identify securities that we believe will have superior risk-adjusted returns than the overall equity markets. We are part of a team approach to research to improve quantitative models, which are based on fundamental stock characteristics, and thus the models are expected to evolve over time as changes are incorporated.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Global equity returns were volatile and mixed across regions and sectors for the twelve-month reporting period ended September 30, 2019, with the MSCI ACWI returning 1.38% for the reporting period. The positive result was driven in the major markets by the U.S., with the resource-based Australia, New Zealand & Canada region posting the best return and Continental Europe being the only other region in positive territory, albeit modestly so. Japan was the laggard, particularly in the Materials sector and banks industry.

The final quarter of 2018 was one of extreme market volatility, including a dip into bear market territory. The MSCI ACWI returned -12.8% in U.S. dollar terms for the fourth quarter of 2018. Global equities across the board were affected by a risk-off sentiment that had not been seen since the global financial crisis. A confluence of factors drove equity markets to

QS Global Dividend Fund 2019 Annual Report	1

Fund overview (cont’d)

one of the worst quarters of the decade. Equity markets both in the U.S. and internationally saw a rotation in October 2018 as the narrow, growth-based names that had driven most of the gains in 2018 became expensive on a number of fundamental metrics. November 2018 saw some relief with global equities posting a modest gain, but in December 2018, equity markets experienced their steepest monthly loss since February 2009, with losses pervasive across geography, sector, style and market cap. In this quarter, the trade issues between the U.S. and China seemed to be headed toward a resolution, but investors were left with uncertainty. China’s manufacturing sector ended the year in contraction; the World Trade Organization (“WTO”) indicated that global trade weakened during the fourth quarter of 2018 and also reduced its outlook for 2019. In the U.S., the Federal Reserve Board (the “Fed”)ii moved to a more dovish stance in the final calendar quarter of 2018 in light of slowing global growth forecasts. In December 2018, the Fed announced a quarter point rate hike, largely expected by the market, but reduced guidance for 2019 to two likely rate hikes rather than the three announced in September 2018. Volatility in U.S. equities was exacerbated at the end of 2018 by news of a partial shutdown of the U.S. government driven by disagreement regarding funding for a Mexican border wall.

The MSCI ACWI returned 12.2% in U.S. dollar terms during the first calendar quarter of 2019, with all regions returning over 6%. After a rally in January 2019, equities continued to generate positive returns for the rest of the quarter. Markets returned to a “risk-on” sentiment as central bank policies became increasingly accommodative, the U.S. experienced a positive earnings season and China manufacturing indicators returned to modest growth levels. Over the quarter, a rise in oil prices of 32% and a U.S. yield curveiii inversion in late March 2019 did little to stop the positive market momentum.

Global equity markets continued to advance in the second quarter of 2019 with the MSCI ACWI returning 3.80%, but with increased volatility. The quarter started with a strong rally in April 2019, only to sharply decline in May 2019, and rebound dramatically in June 2019. The risk on/risk off theme that had dominated financial markets over the past few years continued during the quarter, as most risky assets appreciated dramatically in April and June but exhibited dismal performance during May 2019. The shifts in investor sentiment were propelled by the perception of a number of risks, including an escalation in the U.S.-China trade tariff war, uncertainty around Brexit, an inversion of the yield curve in the U.S. and soft global growth. These risks overshadowed several sources of investor optimism, which included a pivot to accommodative monetary policies by major central banks, positive economic data and a post G-20iv meeting “tariff freeze” agreement between the U.S. and China.

In the final calendar quarter of the reporting period, the MSCI ACWI returned 0.11%, with the positive performance from U.S. equities largely offset by negative returns in all other regions within the index. Concerns regarding the softening of global economic growth, the previous inversion of the U.S. yield curve, trade related tensions between the U.S. and China, frictions in the Middle East, and uncertainty around Brexit continued to rattle

2	QS Global Dividend Fund 2019 Annual Report

investors. Against this backdrop, the Fed cut its benchmark interest rate twice over the quarter providing some relief to equity markets, which had the best year-to-date performance since 1997. The Fed was one of 16 central banks to lower interest rates during the third quarter, and two dozen more are expected to slash rates in the fourth quarter of 2019. The WTO cut its global trade growth forecast for this year to the weakest level in a decade, warning that further rounds of tariffs in an environment of heightened uncertainty could spark a “destructive cycle of recrimination”.

The U.S. was the best performing major region in the MSCI ACWI for the reporting period. After a difficult fourth quarter of 2018 where most sectors had double-digit declines, U.S. equities began 2019 with their best first calendar quarter return since 1998. Investor optimism continued and most sectors had double-digit returns. The Fed suggested that mixed economic signals justified a revised approach to interest rate hikes, making them unlikely for the rest of 2019. Indeed, after the Fed meeting in June 2019, Chairman Jerome Powell’s comments were perceived as dovish, and the “dots” projections showed that seven policymakers are forecasting fifty basis pointsv of cuts by calendar year end. At the end of the reporting period, the U.S. economy remained on a stronger footing than most other major markets, driven by robust employment and consumer spending numbers, despite contraction within the manufacturing index. However, consumer, business and investor confidence indices were at multi-year lows.

Continental Europe was the only other major region outside of the U.S. with a positive return for the reporting period, despite the fact that in the first quarter of 2019, economic indicators weakened across much of the Eurozone; the European Central Bank (the “ECB”)vi cut its growth forecasts, cancelled an expected rate rise in 2019, and offered cheap rates to banks to boost growth. Continental Europe outperformed in the second calendar quarter of 2019 but underperformed in the final quarter of the reporting period, and in September 2019, the ECB voted to restart its quantitative easing program, pushing interest rates into deeper negative territory and further incentivizing bank lending.

Japanese equities lagged all other markets for much of the reporting period. Japan slightly underperformed the other large markets in the final quarter of 2018 as economic indicators softened and business sentiment declined, with optimism for the 2020 Olympics overshadowed by concern over an impending sales tax increase. Japanese manufacturing experienced the largest contraction in nearly three years in March of 2019 due to both domestic and export declines, particularly in sales to China and Taiwan. Nonetheless, in the final quarter of the reporting period, only Japanese equities were in positive territory; while exports fell due to a slowing global economy and the U.S.-China trade war, private spending continued to show strength ahead of a consumption tax increase scheduled for October 1, 2019.

The U.K. also underperformed the MSCI ACWI overall for the reporting period, with the uncertainty and fear around a no-deal Brexit impacting business activity and equity markets. At the start of the period, the U.K. outperformed the other large developed regions, with

QS Global Dividend Fund 2019 Annual Report	3

Fund overview (cont’d)

manufacturing and services improving above expectations at the end of 2018. However, in the first quarter of 2019, the deadline for Brexit was delayed after Parliament voted a third time against Prime Minister Theresa May’s negotiated deal. While employment levels remained high, new hiring and business sentiment continued to fall amid uncertainty about trade with Europe and other markets. The resignation of Theresa May in July 2019 and the hawkish position of her successor, Boris Johnson, added to Brexits uncertainty. U.K. equity markets rallied in September 2019 as Parliament passed the Benn Act, a bill that reduces the probability of a no-deal Brexit by forcing Prime Minister Johnson to seek a three-month extension in case no deal is reached by October 19, 2019.

After outperforming developed markets in the fourth quarter of 2018 and in January 2019, emerging markets underperformed most developed markets for the remainder of the reporting period.

Across the smaller regions, resource-based Australia, Canada & New Zealand outperformed the MSCI ACWI overall throughout the reporting period, in a period of industrial commodity strength, while Developed Asia ex-Japan underperformed.

Q. How did we respond to these changing market conditions?

A. Our process focuses on building a portfolio with attractive income and lower volatility than the market overall. We believe that these characteristics will allow us to provide some protection in down markets while still participating in up markets. We strongly believe in the value of a diversified portfolio based on both fundamental and quantitative measures regardless of the environment, but particularly during times of extreme market volatility. Thus, changing market conditions did not warrant a change in our process.

Performance review

For the twelve months ended September 30, 2019, Class IS shares of QS Global Dividend Fund returned 1.71%. The Fund’s unmanaged benchmark, the MSCI All Country World Index, returned 1.38% for the same period. The Lipper Global Equity Income Funds Category Averagevii returned 2.38% over the same time frame.

Performance Snapshot as of September 30, 2019 (unaudited)
(excluding sales charges)	6 months	12 months
QS Global Dividend Fund:
Class A	2.12%	1.32%
Class A2	2.06%	1.17%
Class C	1.79%	0.57%
Class FI	2.14%	1.24%
Class I	2.30%	1.60%
Class IS	2.35%	1.71%
MSCI All Country World Index	3.59%	1.38%
Lipper Global Equity Income Funds Category Average	3.45%	2.38%

4	QS Global Dividend Fund 2019 Annual Report

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month end, please visit our website at www.leggmason.com.mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2019, the gross total annual fund operating expense ratios for Class A, Class A2, Class C, Class FI, Class I and Class IS shares were 1.12%, 1.28%, 1.82%, 1.18%, 0.90% and 0.76%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. Stock selection was the primary contributor to relative return for the reporting period, especially in the U.S. Selection in the U.S. Information Technology and Industrials sectors was especially strong. Stock selection was also a strong contributor in Japan, led by the Telecommunication Services and Consumer Staples names, and in Australia, New Zealand & Canada. At the stock level, Southern Company, the second largest utility company in the U.S. in terms of customer base, was the leading contributor; Southern Company’s dividend payment to its shareholders has been steadily increasing every quarter since 1948, and the stock price continued to rally through period end, notably beating its peers. Milwaukee-based WEC Energy Group was another strong energy name; despite unusually mild weather relative to the previous year, its second quarter earnings report was strong with net income increasing on lower tax expenses. Motorola Solutions, Inc. was another strong contributor, with persistent shareholder returns and expanding multiples, likely driven by the company’s shift toward software and a growing backlog of orders.

Q. What were the leading detractors from performance?

A. Stock selection in the U.K. was the leading detractor from performance overall, especially in the Consumer Staples and Industrials sectors. Selection also detracted in emerging markets and Continental Europe’s Consumer Discretionary sector. From a security perspective, the U.K.’s Royal Mail plc was the leading detractor, suffering from a reduction in letter delivery; dividends were slashed in May 2019 and the company announced significant earnings deterioration in June of 2019. China Petroleum & Chemical Corporation

QS Global Dividend Fund 2019 Annual Report	5

Fund overview (cont’d)

and Kohl’s were also leading detractors. The latter had a difficult earnings start in 2019 and has suffered from the tariff worries that have beset the market overall.

Q. Were there any significant changes to the Fund during the period?

A. There were no significant changes to the Fund during the period.

Thank you for your investment in QS Global Dividend Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

QS Investors, LLC.

October 18, 2019

RISKS: Equity securities are subject to market and price fluctuations. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Dividends fluctuate and are subject to change. Dividends represent past performance and there is no guarantee they will continue to be paid. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2019 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of September 30, 2019 were: Microsoft Corp. (2.0%), Apple Inc. (1.7%), Walmart Inc. (1.5%), Intel Corp. (1.5%), Motorola Solutions Inc. (1.3%), Waste Management Inc. (1.3%), Cisco Systems Inc. (1.2%), Roche Holding AG (1.2%), Southern Co. (1.2%) and Aurizon Holdings Ltd. (1.2%). Please refer to pages 13 through 19 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2019 were: Information Technology (16.3%), Consumer Staples (16.2%), Communication Services (11.5%), Health Care (11.1%) and Financials (10.0%). The Fund’s portfolio composition is subject to change at any time.

6	QS Global Dividend Fund 2019 Annual Report

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The MSCI All Country World Index (“MSCI ACWI”) is a market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iv

The Group of Twenty (“G-20”) Finance Ministers and Central Bank Governors was established in 1999 to bring together systematically important industrialized and developing economies to discuss key issues in the global economy.

[v]	A basis point is one-hundredth (1/100 or 0.01) of one percent.

vi	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2019, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 171 funds for the six-month period and among the 166 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

QS Global Dividend Fund 2019 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of September 30, 2019 and September 30, 2018. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

8	QS Global Dividend Fund 2019 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2019 and held for the six months ended September 30, 2019.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	2.12%	$1,000.00	$1,021.20	1.15%	$5.83	Class A	5.00%	$1,000.00	$1,019.30	1.15%	$5.82
Class A2	2.06	1,000.00	1,020.60	1.28	6.48	Class A2	5.00	1,000.00	1,018.65	1.28	6.48
Class C	1.79	1,000.00	1,017.90	1.82	9.21	Class C	5.00	1,000.00	1,015.94	1.82	9.20
Class FI	2.14	1,000.00	1,021.40	1.11	5.62	Class FI	5.00	1,000.00	1,019.50	1.11	5.62
Class I	2.30	1,000.00	1,023.00	0.87	4.41	Class I	5.00	1,000.00	1,020.71	0.87	4.41
Class IS	2.35	1,000.00	1,023.50	0.74	3.75	Class IS	5.00	1,000.00	1,021.36	0.74	3.75

QS Global Dividend Fund 2019 Annual Report	9

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended September 30, 2019.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

10	QS Global Dividend Fund 2019 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class FI	Class I	Class IS
Twelve Months Ended 9/30/19	1.32%	1.17%	0.57%	1.24%	1.60%	1.71%
Five Years Ended 9/30/19	N/A	N/A	N/A	7.00	N/A	7.49
Inception* through 9/30/19	7.87	5.80	7.10	6.86	6.34	8.03

With sales charges[2]	Class A	Class A2	Class C	Class FI	Class I	Class IS
Twelve Months Ended 9/30/19	-4.48%	-4.63%	-0.39%	1.24%	1.60%	1.71%
Five Years Ended 9/30/19	N/A	N/A	N/A	7.00	N/A	7.49
Inception* through 9/30/19	6.30	4.40	7.10	6.86	6.34	8.03

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 9/18/15 through 9/30/19)	35.72%
Class A2 (Inception date of 4/13/15 through 9/30/19)	28.61
Class C (Inception date of 9/18/15 through 9/30/19)	31.88
Class FI (Inception date of 9/23/14 through 9/30/19)	39.49
Class I (Inception date of 3/2/15 through 9/30/19)	32.51
Class IS (Inception date of 2/28/13 through 9/30/19)	66.31

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A and Class A2 shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C, FI, I and IS shares are September 18, 2015, April 13, 2015, September 18, 2015, September 23, 2014, March 2, 2015 and February 28, 2013, respectively.

QS Global Dividend Fund 2019 Annual Report	11

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class IS Shares of QS Global Dividend Fund vs. MSCI All Country World Index† — February 28, 2013 - September 2019

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $1,000,000 invested in Class IS shares of QS Global Dividend Fund on February 28, 2013 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2019. The hypothetical illustration also assumes a $1,000,000 investment in the MSCI All Country World Index. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class IS shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

12	QS Global Dividend Fund 2019 Annual Report

Schedule of investments

September 30, 2019

QS Global Dividend Fund

Security	Shares	Value
Common Stocks — 99.1%
Communication Services — 11.5%
Diversified Telecommunication Services — 8.0%
AT&T Inc.	95,276	$3,605,244
BCE Inc.	86,456	4,181,681
China Telecom Corp. Ltd., Class H Shares	6,052,000	2,765,564	(a)
Deutsche Telekom AG, Registered Shares	213,055	3,576,664	(a)
HKT Trust & HKT Ltd.	2,415,000	3,839,701	(a)
KT Corp., ADR	307,100	3,473,301
Nippon Telegraph & Telephone Corp.	77,700	3,716,290	(a)
Verizon Communications Inc.	61,100	3,687,996
Total Diversified Telecommunication Services		28,846,441
Media — 1.5%
Eutelsat Communications SA	168,854	3,144,105	(a)
SES SA, FDR	127,019	2,316,531	(a)
Total Media		5,460,636
Wireless Telecommunication Services — 2.0%
KDDI Corp.	118,400	3,094,991	(a)
NTT DOCOMO Inc.	157,600	4,024,257	(a)
Total Wireless Telecommunication Services		7,119,248
Total Communication Services		41,426,325
Consumer Discretionary — 9.1%
Auto Components — 1.0%
Bridgestone Corp.	92,200	3,585,296	(a)
Automobiles — 1.8%
Ford Motor Co.	365,094	3,344,261
Subaru Corp.	108,200	3,058,551	(a)
Total Automobiles		6,402,812
Hotels, Restaurants & Leisure — 3.0%
Brinker International Inc.	50,764	2,166,100
Cheesecake Factory Inc.	30,133	1,255,943
McDonald’s Corp.	16,000	3,435,360
Starbucks Corp.	46,000	4,067,320
Total Hotels, Restaurants & Leisure		10,924,723
Multiline Retail — 0.7%
Kohl’s Corp.	49,000	2,433,340
Specialty Retail — 1.6%
American Eagle Outfitters Inc.	80,000	1,297,600
Foot Locker Inc.	26,395	1,139,208
TJX Cos. Inc.	62,062	3,459,336
Total Specialty Retail		5,896,144

See Notes to Financial Statements.

QS Global Dividend Fund 2019 Annual Report	13

Schedule of investments (cont’d)

September 30, 2019

QS Global Dividend Fund

Security	Shares	Value
Textiles, Apparel & Luxury Goods — 1.0%
Pandora A/S	40,000	$1,607,481	(a)
Yue Yuen Industrial Holdings Ltd.	732,000	2,009,187	(a)
Total Textiles, Apparel & Luxury Goods		3,616,668
Total Consumer Discretionary		32,858,983
Consumer Staples — 16.2%
Beverages — 2.6%
Asahi Group Holdings Ltd.	67,400	3,336,907	(a)
PepsiCo Inc.	30,445	4,174,010
Suntory Beverage & Food Ltd.	43,000	1,839,096	(a)
Total Beverages		9,350,013
Food & Staples Retailing — 3.2%
ICA Gruppen AB	56,910	2,629,710	(a)
Lawson Inc.	34,800	1,782,577	(a)
Walgreens Boots Alliance Inc.	28,935	1,600,395
Walmart Inc.	45,799	5,435,425
Total Food & Staples Retailing		11,448,107
Food Products — 4.5%
Campbell Soup Co.	61,231	2,872,959
General Mills Inc.	48,864	2,693,384
Hershey Co.	12,000	1,859,880
Kellogg Co.	58,841	3,786,418
Nestle SA, Registered Shares	28,747	3,118,305	(a)
Uni-President Enterprises Corp.	730,000	1,760,028	(a)
Total Food Products		16,090,974
Household Products — 3.3%
Church & Dwight Co. Inc.	48,000	3,611,520
Clorox Co.	11,378	1,727,977
Kimberly-Clark Corp.	27,935	3,968,167
Procter & Gamble Co.	21,772	2,708,001
Total Household Products		12,015,665
Tobacco — 2.6%
Altria Group Inc.	74,710	3,055,639
Imperial Brands PLC	108,821	2,444,552	(a)
KT&G Corp.	43,071	3,802,247	(a)
Total Tobacco		9,302,438
Total Consumer Staples		58,207,197
Energy — 4.8%
Oil, Gas & Consumable Fuels — 4.8%
Caltex Australia Ltd.	86,719	1,546,567	(a)
China Petroleum & Chemical Corp., Class H Shares	3,800,000	2,268,294	(a)

See Notes to Financial Statements.

14	QS Global Dividend Fund 2019 Annual Report

QS Global Dividend Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
Enagas SA	155,000	$3,594,341	(a)
Neste oyj	96,567	3,190,700	(a)
Royal Dutch Shell PLC, Class A Shares	108,572	3,173,478	(a)
TC PipeLines LP	34,316	1,395,632
Valero Energy Corp.	25,882	2,206,182
Total Energy		17,375,194
Financials — 10.0%
Banks — 3.3%
Aozora Bank Ltd.	70,700	1,774,284	(a)
Bankinter SA	310,226	1,961,338	(a)
Danske Bank A/S	90,536	1,260,410	(a)
JPMorgan Chase & Co.	33,000	3,883,770
Wells Fargo & Co.	57,300	2,890,212
Total Banks		11,770,014
Insurance — 5.1%
Aflac Inc.	48,438	2,534,276
Axis Capital Holdings Ltd.	43,905	2,929,342
Direct Line Insurance Group PLC	949,350	3,501,730	(a)
Samsung Fire & Marine Insurance Co. Ltd.	11,000	2,047,200	(a)
Swiss Re AG	36,000	3,756,938	(a)
Talanx AG	82,915	3,583,759	(a)
Total Insurance		18,353,245
Mortgage Real Estate Investment Trusts (REITs) — 1.6%
AGNC Investment Corp.	166,696	2,682,139
Annaly Capital Management Inc.	344,362	3,030,385
Total Mortgage Real Estate Investment Trusts (REITs)		5,712,524
Total Financials		35,835,783
Health Care — 11.1%
Biotechnology — 1.7%
AbbVie Inc.	47,000	3,558,840
Gilead Sciences Inc.	40,000	2,535,200
Total Biotechnology		6,094,040
Health Care Providers & Services — 1.9%
CVS Health Corp.	58,645	3,698,740
Humana Inc.	12,229	3,126,588
Total Health Care Providers & Services		6,825,328
Pharmaceuticals — 7.5%
Eli Lilly & Co.	36,571	4,089,735
GlaxoSmithKline PLC	167,997	3,596,076	(a)
Johnson & Johnson	30,162	3,902,360

See Notes to Financial Statements.

QS Global Dividend Fund 2019 Annual Report	15

Schedule of investments (cont’d)

September 30, 2019

QS Global Dividend Fund

Security	Shares	Value
Pharmaceuticals — continued
Merck & Co. Inc.	42,979	$3,617,972
Pfizer Inc.	109,082	3,919,316
Roche Holding AG	14,759	4,304,095	(a)
Sanofi	39,805	3,691,058	(a)
Total Pharmaceuticals		27,120,612
Total Health Care		40,039,980
Industrials — 8.0%
Aerospace & Defense — 0.7%
Lockheed Martin Corp.	6,200	2,418,372
Air Freight & Logistics — 0.5%
Royal Mail PLC	750,000	1,951,728	(a)
Commercial Services & Supplies — 2.3%
Republic Services Inc.	45,124	3,905,482
Waste Management Inc.	39,375	4,528,125
Total Commercial Services & Supplies		8,433,607
Construction & Engineering — 0.6%
Obayashi Corp.	198,000	1,981,864	(a)
Industrial Conglomerates — 1.2%
CITIC Ltd.	1,850,000	2,328,744	(a)
Jardine Matheson Holdings Ltd.	38,000	2,038,190	(a)
Total Industrial Conglomerates		4,366,934
Road & Rail — 1.8%
Aurizon Holdings Ltd.	1,060,000	4,225,675	(a)
ComfortDelGro Corp. Ltd.	1,300,000	2,260,904	(a)
Total Road & Rail		6,486,579
Transportation Infrastructure — 0.9%
Grupo Aeroportuario del Pacifico SAB de CV, Class B Shares	255,000	2,461,097
Hutchison Port Holdings Trust, Class U Shares	4,157,800	649,391	(a)
Total Transportation Infrastructure		3,110,488
Total Industrials		28,749,572
Information Technology — 16.3%
Communications Equipment — 2.5%
Cisco Systems Inc.	89,836	4,438,797
Motorola Solutions Inc.	26,700	4,549,947
Total Communications Equipment		8,988,744
Electronic Equipment, Instruments & Components — 1.0%
Jabil Inc.	100,000	3,577,000
IT Services — 2.3%
Amdocs Ltd.	40,000	2,644,400

See Notes to Financial Statements.

16	QS Global Dividend Fund 2019 Annual Report

QS Global Dividend Fund

Security	Shares	Value
IT Services — continued
Capgemini SE	22,538	$2,658,498	(a)
International Business Machines Corp.	21,610	3,142,526
Total IT Services		8,445,424
Semiconductors & Semiconductor Equipment — 3.2%
Intel Corp.	104,287	5,373,909
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	60,540	2,813,899
Texas Instruments Inc.	26,000	3,360,240
Total Semiconductors & Semiconductor Equipment		11,548,048
Software — 3.1%
Microsoft Corp.	52,052	7,236,790
Open Text Corp.	92,600	3,779,006
Total Software		11,015,796
Technology Hardware, Storage & Peripherals — 4.2%
Apple Inc.	27,915	6,252,122
Canon Inc.	60,000	1,601,726	(a)
FUJIFILM Holdings Corp.	80,000	3,525,615	(a)
HP Inc.	88,000	1,664,960
Lite-On Technology Corp.	1,278,000	2,027,292	(a)
Total Technology Hardware, Storage & Peripherals		15,071,715
Total Information Technology		58,646,727
Materials — 0.5%
Chemicals — 0.5%
LyondellBasell Industries NV, Class A Shares	21,256	1,901,774
Real Estate — 4.3%
Equity Real Estate Investment Trusts (REITs) — 2.0%
Life Storage Inc.	36,300	3,826,383
Public Storage	14,300	3,507,361
Total Equity Real Estate Investment Trusts (REITs)		7,333,744
Real Estate Management & Development — 2.3%
Aroundtown SA	414,000	3,386,120	(a)
Daito Trust Construction Co. Ltd.	22,300	2,859,059	(a)
Hysan Development Co. Ltd.	500,000	2,022,909	(a)
Total Real Estate Management & Development		8,268,088
Total Real Estate		15,601,832
Utilities — 7.3%
Electric Utilities — 4.4%
CLP Holdings Ltd.	220,933	2,313,317	(a)
Kansai Electric Power Co. Inc.	185,000	2,069,027	(a)
Pinnacle West Capital Corp.	38,000	3,688,660

See Notes to Financial Statements.

QS Global Dividend Fund 2019 Annual Report	17

Schedule of investments (cont’d)

September 30, 2019

QS Global Dividend Fund

Security		Shares	Value
Electric Utilities — continued
Portland General Electric Co.		60,000	$3,382,200
Southern Co.		69,000	4,262,130
Total Electric Utilities			15,715,334
Independent Power and Renewable Electricity Producers — 0.3%
Huaneng Power International Inc., Class H Shares		2,524,000	1,214,874	(a)
Multi-Utilities — 2.6%
Canadian Utilities Ltd., Class A Shares		65,000	1,915,877
Dominion Energy Inc.		45,500	3,687,320
WEC Energy Group Inc.		40,091	3,812,654
Total Multi-Utilities			9,415,851
Total Utilities			26,346,059
Total Investments before Short-Term Investments (Cost — $330,421,136)			356,989,426

	Rate
Short-Term Investments — 0.5%
Invesco Treasury Portfolio, Institutional Class (Cost — $1,838,767)	1.940%	1,838,767	1,838,767
Total Investments — 99.6% (Cost — $332,259,903)			358,828,193
Other Assets in Excess of Liabilities — 0.4%			1,580,006
Total Net Assets — 100.0%			$360,408,199

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

Abbreviations used in this schedule:

ADR	— American Depositary Receipts

FDR	— Fiduciary Depositary Receipts

See Notes to Financial Statements.

18	QS Global Dividend Fund 2019 Annual Report

QS Global Dividend Fund

Summary of Investments by Country* (unaudited)
United States	55.3%
Japan	10.7
Hong Kong	3.6
United Kingdom	3.2
Switzerland	3.1
Germany	2.9
Canada	2.8
France	2.7
South Korea	2.6
China	2.4
Taiwan	1.8
Australia	1.6
Spain	1.6
Finland	0.9
Netherlands	0.9
Denmark	0.8
Sweden	0.7
Mexico	0.7
Luxembourg	0.6
Singapore	0.6
Short-Term Investments	0.5
100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of September 30, 2019 and are subject to change.

See Notes to Financial Statements.

QS Global Dividend Fund 2019 Annual Report	19

Statement of assets and liabilities

September 30, 2019

Assets:
Investments, at value (Cost — $332,259,903)	$358,828,193
Foreign currency, at value (Cost — $396,295)	395,377
Dividends and interest receivable	1,385,920
Receivable for Fund shares sold	170,638
Prepaid expenses	40,691
Total Assets	360,820,819

Liabilities:
Investment management fee payable	190,526
Distributions payable	117,745
Payable for Fund shares repurchased	30,881
Trustees’ fees payable	3,678
Service and/or distribution fees payable	2,543
Accrued expenses	67,247
Total Liabilities	412,620
Total Net Assets	$360,408,199

Net Assets:
Par value (Note 7)	$281
Paid-in capital in excess of par value	325,535,981
Total distributable earnings (loss)	34,871,937
Total Net Assets	$360,408,199

See Notes to Financial Statements.

20	QS Global Dividend Fund 2019 Annual Report

Net Assets:
Class A	$562,602
Class A2	$10,148,352
Class C	$169,746
Class FI	$1,017,254
Class I	$1,044,153
Class IS	$347,466,092

Shares Outstanding:
Class A	43,697
Class A2	788,157
Class C	13,132
Class FI	79,017
Class I	81,582
Class IS	27,089,895

Net Asset Value:
Class A (and redemption price)	$12.88
Class A2 (and redemption price)	$12.88
Class C*	$12.93
Class FI (and redemption price)	$12.87
Class I (and redemption price)	$12.80
Class IS (and redemption price)	$12.83
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$13.67
Class A2 (based on maximum initial sales charge of 5.75%)	$13.67

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

QS Global Dividend Fund 2019 Annual Report	21

Statement of operations

For the Year Ended September 30, 2019

Investment Income:
Dividends	$12,545,341
Interest	84,444
Less: Foreign taxes withheld	(578,344)
Total Investment Income	12,051,441

Expenses:
Investment management fee (Note 2)	2,242,572
Registration fees	100,212
Fund accounting fees	83,176
Service and/or distribution fees (Notes 2 and 5)	33,418
Transfer agent fees (Note 5)	32,919
Audit and tax fees	32,360
Legal fees	23,864
Trustees’ fees	23,692
Shareholder reports	18,693
Custody fees	6,894
Insurance	5,341
Interest expense	818
Miscellaneous expenses	11,017
Total Expenses	2,614,976
Net Investment Income	9,436,465

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	7,921,225
Foreign currency transactions	(14,576)
Net Realized Gain	7,906,649
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(12,064,654)
Foreign currencies	(11,811)
Change in Net Unrealized Appreciation (Depreciation)	(12,076,465)
Net Loss on Investments and Foreign Currency Transactions	(4,169,816)
Increase in Net Assets From Operations	$5,266,649

See Notes to Financial Statements.

22	QS Global Dividend Fund 2019 Annual Report

Statements of changes in net assets

For the Years Ended September 30,	2019	2018

Operations:
Net investment income	$9,436,465	$9,629,514
Net realized gain	7,906,649	7,374,378
Change in net unrealized appreciation (depreciation)	(12,076,465)	16,609,725
Increase in Net Assets From Operations	5,266,649	33,613,617

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings(a)	(16,898,593)	(10,816,631)
Decrease in Net Assets From Distributions to Shareholders	(16,898,593)	(10,816,631)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	48,099,491	30,580,774
Reinvestment of distributions	16,692,683	10,816,086
Cost of shares repurchased	(56,845,380)	(42,968,958)
Increase (Decrease) in Net Assets From Fund Share Transactions	7,946,794	(1,572,098)
Increase (Decrease) in Net Assets	(3,685,150)	21,224,888

Net Assets:
Beginning of year	364,093,349	342,868,461
End of year(b)	$360,408,199	$364,093,349

(a)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed (Note 9). For the year ended September 30, 2018, distributions from net investment income and net realized gains were $10,369,084 and $447,547, respectively.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required (Note 9). For the year ended September 30, 2018, end of year net assets included overdistributed net investment income of $(376,670).

See Notes to Financial Statements.

QS Global Dividend Fund 2019 Annual Report	23

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A Shares[1]	2019	2018	2017	2016	2015[2]

Net asset value, beginning of year	$13.33	$12.50	$11.97	$10.74	$10.86

Income (loss) from operations:
Net investment income	0.32	0.31	0.28	0.34	0.01
Net realized and unrealized gain (loss)	(0.20)	0.87	0.60	1.19	(0.07)
Total income (loss) from operations	0.12	1.18	0.88	1.53	(0.06)

Less distributions from:
Net investment income	(0.25)	(0.33)	(0.25)	(0.27)	(0.06)
Net realized gains	(0.32)	(0.02)	(0.10)	(0.03)	—
Total distributions	(0.57)	(0.35)	(0.35)	(0.30)	(0.06)

Net asset value, end of year	$12.88	$13.33	$12.50	$11.97	$10.74
Total return[3]	1.32%	9.54%	7.54%	14.32%	(0.53)%

Net assets, end of year (000s)	$563	$400	$293	$145	$10

Ratios to average net assets:
Gross expenses	1.13%	1.12%	1.12%	1.15%	1.54%[4]
Net expenses[5]	1.13	1.12	1.12	1.15	1.30 [4,6]
Net investment income	2.50	2.40	2.34	2.92	4.22 [4]

Portfolio turnover rate	30%	14%	43%	7%	9%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 18, 2015 (inception date) to September 30, 2015.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	For the year ended September 30, 2015.

See Notes to Financial Statements.

24	QS Global Dividend Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A2 Shares[1]	2019	2018	2017	2016	2015[2]

Net asset value, beginning of year	$13.33	$12.50	$11.98	$10.75	$11.44

Income (loss) from operations:
Net investment income	0.28	0.30	0.27	0.31	0.13
Net realized and unrealized gain (loss)	(0.17)	0.87	0.58	1.23	(0.74)
Total income (loss) from operations	0.11	1.17	0.85	1.54	(0.61)

Less distributions from:
Net investment income	(0.24)	(0.32)	(0.23)	(0.28)	(0.08)
Net realized gains	(0.32)	(0.02)	(0.10)	(0.03)	—
Total distributions	(0.56)	(0.34)	(0.33)	(0.31)	(0.08)

Net asset value, end of year	$12.88	$13.33	$12.50	$11.98	$10.75
Total return[3]	1.17%	9.40%	7.30%	14.39%	(5.32)%

Net assets, end of year (000s)	$10,148	$10,257	$5,949	$1,249	$124

Ratios to average net assets:
Gross expenses	1.27%	1.28%	1.38%	1.34%	1.72%[4]
Net expenses[5]	1.27	1.28	1.38	1.34	1.41 [4,6]
Net investment income	2.23	2.33	2.22	2.66	2.54 [4]

Portfolio turnover rate	30%	14%	43%	7%	9%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 13, 2015 (inception date) to September 30, 2015.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	For the year ended September 30, 2015.

See Notes to Financial Statements.

QS Global Dividend Fund 2019 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class C Shares[1]	2019	2018	2017	2016	2015[2]

Net asset value, beginning of year	$13.36	$12.49	$11.95	$10.74	$10.86

Income (loss) from operations:
Net investment income	0.20	0.19	0.18	0.28	0.01
Net realized and unrealized gain (loss)	(0.17)	0.91	0.61	1.16	(0.07)
Total income (loss) from operations	0.03	1.10	0.79	1.44	(0.06)

Less distributions from:
Net investment income	(0.14)	(0.21)	(0.15)	(0.20)	(0.06)
Net realized gains	(0.32)	(0.02)	(0.10)	(0.03)	—
Total distributions	(0.46)	(0.23)	(0.25)	(0.23)	(0.06)

Net asset value, end of year	$12.93	$13.36	$12.49	$11.95	$10.74
Total return[3]	0.57%	8.82%	6.77%	13.48%	(0.55)%

Net assets, end of year (000s)	$170	$418	$938	$1,069	$10

Ratios to average net assets:
Gross expenses	1.83%	1.82%	1.81%	1.88%	2.29%[4]
Net expenses[5]	1.83	1.82	1.81	1.88	2.05 [4,6]
Net investment income	1.57	1.48	1.53	2.44	3.47 [4]

Portfolio turnover rate	30%	14%	43%	7%	9%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 18, 2015 (inception date) to September 30, 2015.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	For the year ended September 30, 2015.

See Notes to Financial Statements.

26	QS Global Dividend Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class FI Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$13.32	$12.50	$11.95	$10.74	$10.98

Income (loss) from operations:
Net investment income	0.28	0.35	0.25	0.43	0.24
Net realized and unrealized gain (loss)	(0.17)	0.83	0.61	1.10	0.10
Total income from operations	0.11	1.18	0.86	1.53	0.34

Less distributions from:
Net investment income	(0.24)	(0.34)	(0.21)	(0.29)	(0.24)
Net realized gains	(0.32)	(0.02)	(0.10)	(0.03)	(0.34)
Total distributions	(0.56)	(0.36)	(0.31)	(0.32)	(0.58)

Net asset value, end of year	$12.87	$13.32	$12.50	$11.95	$10.74
Total return[2]	1.24%	9.48%	7.40%	14.26%	3.10%

Net assets, end of year (000s)	$1,017	$2,111	$640	$1,812	$10

Ratios to average net assets:
Gross expenses	1.14%	1.18%	1.18%	1.23%	5.33%
Net expenses[3]	1.14	1.18	1.18	1.23	1.26 [4]
Net investment income	2.24	2.67	2.03	3.98	2.10

Portfolio turnover rate	30%	14%	43%	7%	9%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

QS Global Dividend Fund 2019 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class I Shares[1]	2019	2018	2017	2016	2015[2]

Net asset value, beginning of year	$13.25	$12.43	$11.91	$10.69	$11.25

Income (loss) from operations:
Net investment income	0.35	0.32	0.36	0.33	0.20
Net realized and unrealized gain (loss)	(0.19)	0.88	0.54	1.23	(0.62)
Total income (loss) from operations	0.16	1.20	0.90	1.56	(0.42)

Less distributions from:
Net investment income	(0.29)	(0.36)	(0.28)	(0.31)	(0.14)
Net realized gains	(0.32)	(0.02)	(0.10)	(0.03)	—
Total distributions	(0.61)	(0.38)	(0.38)	(0.34)	(0.14)

Net asset value, end of year	$12.80	$13.25	$12.43	$11.91	$10.69
Total return[3]	1.60%	9.71%	7.73%	14.67%	(3.76)%

Net assets, end of year (000s)	$1,044	$301	$1,169	$187	$59

Ratios to average net assets:
Gross expenses	0.85%	0.90%	0.82%	0.92%	3.09%[4]
Net expenses[5]	0.85	0.90	0.82	0.92	0.93 [4,6]
Net investment income	2.83	2.51	2.96	2.90	3.10 [4]

Portfolio turnover rate	30%	14%	43%	7%	9%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 2, 2015 (inception date) to September 30, 2015.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	For the year ended September 30, 2015.

See Notes to Financial Statements.

28	QS Global Dividend Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class IS Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$13.28	$12.45	$11.93	$10.70	$10.89

Income (loss) from operations:
Net investment income	0.35	0.35	0.33	0.32	0.29
Net realized and unrealized gain (loss)	(0.18)	0.88	0.58	1.26	0.10
Total income from operations	0.17	1.23	0.91	1.58	0.39

Less distributions from:
Net investment income	(0.30)	(0.38)	(0.29)	(0.32)	(0.24)
Net realized gains	(0.32)	(0.02)	(0.10)	(0.03)	(0.34)
Total distributions	(0.62)	(0.40)	(0.39)	(0.35)	(0.58)

Net asset value, end of year	$12.83	$13.28	$12.45	$11.93	$10.70
Total return[2]	1.71%	9.98%	7.82%	14.82%	3.59%

Net assets, end of year (millions)	$347	$351	$334	$188	$187

Ratios to average net assets:
Gross expenses	0.74%	0.76%	0.76%	0.82%	1.04%
Net expenses[3]	0.74	0.76	0.76	0.82	0.85 [4]
Net investment income	2.75	2.72	2.73	2.75	2.63

Portfolio turnover rate	30%	14%	43%	7%	9%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.85%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

QS Global Dividend Fund 2019 Annual Report	29

Notes to financial statements

1. Organization and significant accounting policies

QS Global Dividend Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments

30	QS Global Dividend Fund 2019 Annual Report

owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

QS Global Dividend Fund 2019 Annual Report	31

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks:
Communication Services	$14,948,222	$26,478,103	—	$41,426,325
Consumer Discretionary	22,598,468	10,260,515	—	32,858,983
Consumer Staples	37,493,775	20,713,422	—	58,207,197
Energy	3,601,814	13,773,380	—	17,375,194
Financials	17,950,124	17,885,659	—	35,835,783
Health Care	28,448,751	11,591,229	—	40,039,980
Industrials	13,313,076	15,436,496	—	28,749,572
Information Technology	48,833,596	9,813,131	—	58,646,727
Materials	1,901,774	—	—	1,901,774
Real Estate	7,333,744	8,268,088	—	15,601,832
Utilities	20,748,841	5,597,218	—	26,346,059
Total Long-Term Investments	217,172,185	139,817,241	—	356,989,426
Short-Term Investments†	1,838,767	—	—	1,838,767
Total Investments	$219,010,952	$139,817,241	—	$358,828,193

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

32	QS Global Dividend Fund 2019 Annual Report

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

QS Global Dividend Fund 2019 Annual Report	33

Notes to financial statements (cont’d)

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2019, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$5,472	$(5,472)

(a)	Reclassifications are due to book/tax differences in the treatment of partnership investments.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Investors, LLC (“QS Investors”) is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, QS Investors and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

34	QS Global Dividend Fund 2019 Annual Report

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For their services, LMPFA pays QS Investors and Western Asset monthly an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class FI, Class I and Class IS shares did not exceed 1.30%, 1.50%, 2.05%, 1.30%, 0.95% and 0.85%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2019, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class A2
Sales charges	$652	$12,952
CDSCs	—	107

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of September 30, 2019, Legg Mason and its affiliates owned 39% of the Fund.

QS Global Dividend Fund 2019 Annual Report	35

Notes to financial statements (cont’d)

3. Investments

During the year ended September 30, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$103,429,295
Sales	102,492,581

At September 30, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$331,423,289	$54,510,175	$(27,105,271)	$27,404,904

4. Derivative instruments and hedging activities

During the year ended September 30, 2019, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C and Class FI shares calculated at the annual rate of 0.25%, 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended September 30, 2019, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$1,346	$744
Class A2	25,432	28,195
Class C	3,481	319
Class FI	3,159	1,925
Class I	—	807
Class IS	—	929
Total	$33,418	$32,919

36	QS Global Dividend Fund 2019 Annual Report

6. Distributions to shareholders by class

	Year Ended September 30, 2019	Year Ended September 30, 2018
Net Investment Income:
Class A	$11,755	$11,028
Class A2	188,539	212,353
Class C	3,787	9,497
Class FI	22,756	42,846
Class I	18,928	16,413
Class IS	7,929,288	10,076,947
Total	$8,175,053	$10,369,084

Net Realized Gains:
Class A	$9,819	$583
Class A2	261,669	8,657
Class C	10,214	1,063
Class FI	33,854	968
Class I	9,122	808
Class IS	8,398,862	435,468
Total	$8,723,540	$447,547

7. Shares of beneficial interest

At September 30, 2019, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	31,049	$387,783	17,102	$218,356
Shares issued on reinvestment	1,767	21,574	895	11,611
Shares repurchased	(19,134)	(242,998)	(11,416)	(148,503)
Net increase	13,682	$166,359	6,581	$81,464

Class A2
Shares sold	187,956	$2,383,712	389,843	$5,083,126
Shares issued on reinvestment	37,332	450,208	17,006	221,010
Shares repurchased	(206,576)	(2,611,867)	(113,374)	(1,481,450)
Net increase	18,712	$222,053	293,475	$3,822,686

QS Global Dividend Fund 2019 Annual Report	37

Notes to financial statements (cont’d)

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Class C
Shares sold	3,042	$35,933	7,173	$93,314
Shares issued on reinvestment	1,171	14,001	798	10,359
Shares repurchased	(22,382)	(278,619)	(51,793)	(668,453)
Net decrease	(18,169)	$(228,685)	(43,822)	$(564,780)

Class FI
Shares sold	8,622	$110,697	147,825	$1,919,442
Shares issued on reinvestment	4,701	56,599	3,368	43,814
Shares repurchased	(92,790)	(1,178,056)	(43,907)	(577,733)
Net increase (decrease)	(79,467)	$(1,010,760)	107,286	$1,385,523

Class I
Shares sold	76,144	$921,755	48,764	$629,977
Shares issued on reinvestment	2,286	28,050	1,341	17,221
Shares repurchased	(19,530)	(238,432)	(121,450)	(1,564,258)
Net increase (decrease)	58,900	$711,373	(71,345)	$(917,060)

Class IS
Shares sold	3,505,349	$44,259,611	1,744,911	$22,636,559
Shares issued on reinvestment	1,337,487	16,122,251	812,875	10,512,071
Shares repurchased	(4,151,158)	(52,295,408)	(2,971,918)	(38,528,561)
Net increase (decrease)	691,678	$8,086,454	(414,132)	$(5,379,931)

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2019	2018
Distributions paid from:
Ordinary income	$9,074,814	$10,369,084
Net long-term capital gains	7,823,779	447,547
Total distributions paid	$16,898,593	$10,816,631

As of September 30, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$1,419,149
Undistributed long-term capital gains — net	6,411,538
Total undistributed earnings	$7,830,687
Other book/tax temporary differences(a)	(354,068)
Unrealized appreciation (depreciation)(b)	27,395,318
Total accumulated earnings (losses) — net	$34,871,937

38	QS Global Dividend Fund 2019 Annual Report

(a)

Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses and book/tax differences in the treatment of partnership investments.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between the book and tax cost basis of investments in real estate investment trusts, and the difference between the book and tax cost basis of investments in partnership investments.

9. Recent accounting pronouncements

The Fund has adopted the disclosure provisions of the Financial Accounting Standards Board Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

QS Global Dividend Fund 2019 Annual Report	39

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Equity Trust and Shareholders of QS Global Dividend Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of QS Global Dividend Fund (one of the funds constituting Legg Mason Partners Equity Trust, referred to hereafter as the “Fund”) as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statement of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the three years in the period ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the three years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended September 30, 2016 and the financial highlights for each of the periods ended on or prior to September 30, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 15, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopersLLP

Baltimore, Maryland

November 14, 2019

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

40	QS Global Dividend Fund 2019 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of QS Global Dividend Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Dwight B. Crane

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during the past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

QS Global Dividend Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d

Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	Non-Executive Director, Rokos Capital Management LLP (since 2019)

Stephen R. Gross*
Year of birth	1947
Position(s) with trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	87
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron*
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	87
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

42	QS Global Dividend Fund

Independent Trustees† cont’d

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during the past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during the past five years	Retired; formerly, Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	None

QS Global Dividend Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	44
Other board memberships held by Trustee during the past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 142 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	133
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker
Legg Mason
620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

44	QS Global Dividend Fund

Additional Officers cont’d

Susan Kerr
Legg Mason
620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey
Legg Mason
100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel
Legg Mason
100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

QS Global Dividend Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d

Thomas C. Mandia
Legg Mason
100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Christopher Berarducci**
Legg Mason
620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain mutual funds associated with Legg Mason & Co. or its affiliates; Director of Legg Mason & Co. (since 2015); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly
Legg Mason
620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*

Effective February 6, 2019, Mr. Gross and Ms. Heilbron became Trustees on this Board and an additional Board within the Legg Mason fund complex, which is reflected in the “Number of funds in fund complex overseen by Trustee”.

46	QS Global Dividend Fund

**	Effective September 27, 2019, Mr. Berarducci became Treasurer and Principal Financial Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

QS Global Dividend Fund	47

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2019:

Record date:	12/19/2018	3/28/2019	6/27/2019	9/27/2019
Payable date:	12/20/2018	3/29/2019	6/28/2019	9/30/2019
Ordinary Income:
Qualified Dividend Income for Individuals	100.00%	100.00%	100.00%	100.00%
Dividends Qualifying for the Dividends
received Deduction for Corporations	85.23%	53.74%	53.74%	53.74%
Long-Term Capital Gain Dividend	$0.291470	—	—	—
Qualified Short-Term Capital Gain Dividend*	$0.033520	—	—	—

*	Qualified Short-Term Capital Gains eligible for exemption from U.S. withholding tax for nonresident shareholders and foreign corporations.

Please retain this information for your records.

48	QS Global Dividend Fund

QS

Global Dividend Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Stephen R. Gross*

Susan M. Heilbron*

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

QS Investors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

*	Effective February 6, 2019, Mr. Gross and Ms. Heilbron became Trustees.

QS Global Dividend Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

QS Global Dividend Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, the Fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Forms N-PORT and N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS Global Dividend Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC Member FINRA, SIPC

BATX015994 11/19 SR19-3740

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2018 and September 30, 2019 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $207,534 in September 30, 2018 and $158,701 in September 30, 2019.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in September 30, 2018 and $3,000 in September 30, 2019.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $25,400 in September 30, 2018 and $0 in September 30, 2019. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust., were $0 in September 30, 2018 and $0 in September 30, 2019.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for September 30, 2018 and September 30, 2019; Tax Fees were 100% and 100% for September 30, 2018 and September 30, 2019; and Other Fees were 100% and 100% for September 30, 2018 and September 30, 2019.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $432,645 in September 30, 2018 and $265,845 in September 30, 2019.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Althea L. Duersten
Stephen R. Gross
Susan M. Heilbron
Frank G. Hubbard
Howard J. Johnson
Jerome H. Miller
Ken Miller
Thomas F. Schlafly

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 21, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 21, 2019

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	November 21, 2019